UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
 Lake Success, New York 11042
 (Address of principal executive offices)

 Registrant’s telephone number, including area code: (516) 472-5400

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 2, 2017, Broadridge Financial Solutions, Inc. (the “Company”) made available to its stockholders its fiscal year 2017 annual report to stockholders (the “Annual Report”) which included the letter to stockholders (the “Letter to Stockholders”).  The Letter to Stockholders is attached hereto as Exhibit 99.1.

Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures

The Company’s results in the Annual Report are presented in accordance with GAAP except where otherwise noted. In certain circumstances, results have been presented in the Annual Report including the Letter to Stockholders that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.

The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitate investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.

For the purpose of comparing our 10-year Adjusted earnings per share results in the Annual Report and the Letter to Stockholders, we have calculated 2007 Adjusted earnings per share of $1.51 (Non-GAAP) by excluding the impact of amortization of intangibles of $7 million and transition expenses related to our separation from Automatic Data Processing, Inc. of $14 million, or $0.03 and $0.06 on an after-tax, per share basis, respectively. In fiscal 2007, we reported Diluted earnings per share (GAAP) of $1.42.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share

These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and the Message Automation Limited (“MAL”) investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company’s acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. The MAL investment gain refers to the Company’s non-cash, nontaxable gain on the Company’s 25% interest in MAL upon its acquisition of the remaining 75% of the company.

We exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and the MAL investment gain from these measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of our business.

Free Cash Flow

In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions and other discretionary investments. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software.

Set forth on the next page is a reconciliation of Non-GAAP measures to the most directly comparable GAAP measures (unaudited).

FISCAL YEARS ENDED JUNE 30,	2017	2016	2015
(Dollars in millions, except per share amounts)
OPERATING INCOME: Operating income (GAAP)	$532	$500	$467
Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property	73	32	25
Acquisition and Integration Costs	19	5	5
Adjusted Operating income (Non-GAAP)	$623	$537	$497
OPERATING INCOME MARGIN: Operating Income Margin (GAAP)	12.8%	17.3%	17.3%
Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property	1.8%	1.1%	0.9%
Acquisition and Integration Costs	0.5%	0.2%	0.2%
Adjusted Operating income margin (Non-GAAP)	15.0%	18.5%	18.5%
NET EARNINGS: Net earnings (GAAP)	$327	$307	$287
Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property	73	32	25
Acquisition and Integration Costs	19	5	5
MAL investment gain	(9)	—	—
Tax impact of adjustments	(31)	(13)	(10)
Adjusted Net earnings (Non-GAAP)	$378	$332	$307
FREE CASH FLOW: Net cash flows provided by operating activities (GAAP)	$516	$438	$431
Capital expenditures and Software purchases and capitalized internal use software	(114)	(76)	(66)
Free cash flow (Non-GAAP)	$402	$362	$365
DILUTED EARNINGS PER SHARE: Diluted earnings per share (GAAP)	$2.70	$2.53	$2.32
Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property	0.60	0.26	0.20
Acquisition and Integration Costs	0.16	0.04	0.04
MAL investment gain	(0.08)	—	—
Tax impact of adjustments	(0.26)	(0.10)	(0.08)
Adjusted earnings per share (Non-GAAP)	$3.13	$2.73	$2.47
Note: Amounts may not sum due to rounding.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;  any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of our outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and the demands of its clients; the ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Letter to Stockholders from the Broadridge Financial Solutions, Inc. Annual Report to Stockholders for the fiscal year ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2017

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ James M. Young
Name:	James M. Young
Title:	Vice President and Chief Financial Officer